UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________________
FORM 8-K
_______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2015

Cerner Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-15386	43-1196944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Rockcreek Parkway, North Kansas City, Missouri	64117
(Address of Principal Executive Offices)	(Zip Code)
(816) 201-1024
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below, at the 2015 Annual Meeting of Shareholders of Cerner Corporation (“Cerner”) held on May 22, 2015, Cerner’s shareholders approved: (i) the amendment and restatement of the Cerner Corporation Performance-Based Compensation Plan (the “Performance Plan”); and (ii) the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan (the “Omnibus Plan”). Summaries of the Performance Plan and the Omnibus Plan are included in Proposal Nos. 4 and 5, respectively, of Cerner's definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2015 (the "2015 Proxy Statement"). The descriptions below of the Performance Plan and the Omnibus Plan are qualified in their entirety by reference to the full text of the plans filed herewith as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Cerner Corporation Performance-Based Compensation Plan (As Amended and Restated May 22, 2015)

The Performance Plan is designed to provide a framework for granting performance-based compensation under Cerner's current and future compensation programs which may be deductible from Cerner's income taxes under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Performance Plan provides for the granting of awards of incentive compensation that may be paid to a participant upon satisfaction of specified performance goals for a particular performance period. The Performance Plan may be utilized for all forms and types of compensatory arrangements, awards, programs or plans (equity or cash-compensation based) sponsored or maintained by Cerner. Eligible participants under the Performance Plan include key associates and executives. The Performance Plan is administered by the Compensation Committee, and such Committee has the full authority to designate the employees who are eligible to participate in the Performance Plan and to establish the performance goals and achievement levels for each participant.

Cerner Corporation 2011 Omnibus Equity Incentive Plan (As Amended and Restated May 22, 2015)

The Omnibus Plan is designed to assist Cerner in recruiting and retaining key associates, consultants and non-employee directors and to align such individuals' interests with those of Cerner's shareholders. The terms of the Omnibus Plan provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, performance grants and bonus shares, some of which may be paid in cash, shares of Cerner common stock, or a combination of cash and shares of Cerner common stock. Subject to certain adjustments, the maximum number of shares of Cerner common stock that may be delivered pursuant to awards under the Omnibus Plan is the sum of (i) 32,000,000 shares, plus (ii) any shares either available for issuance under the Cerner Corporation 2004 Long-Term Incentive Plan G (the "Plan G") on May 27, 2011 (the original adoption date of the Omnibus Plan) or that, after May 27, 2011, became available under the Omnibus Plan due to the original Plan G awards expiring or being canceled or terminated without the issuance of shares thereunder. Eligible participants under the Omnibus Plan include key associates, consultants and non-employee directors. The Omnibus Plan is administered by the Compensation Committee (or such other committee as the Board of Directors may determine), and such Committee has the sole discretion to determine who may be granted awards under the Omnibus Plan, the size and types of such awards and the terms and conditions of such awards. The amendments to the Omnibus Plan, among other things, increased the maximum number of shares of Cerner common stock authorized for issuance under the Omnibus Plan by 16,000,000 shares and extended the term of the Omnibus Plan by an additional 10 years.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Cerner held its Annual Shareholders' Meeting on May 22, 2015. The shareholders considered and voted on five proposals, each of which is described in detail in the 2015 Proxy Statement. The following is a brief description of the matters that were voted on at the 2015 Annual Meeting and the final results of such voting:

Proposal No. 1 - The election of three Class II Directors: Mitchell E. Daniels, Jr., Clifford W. Illig and William B. Neaves, Ph.D., each to serve for a three year term.

Final Results: Mitchell E. Daniels, Jr., Clifford W. Illig and William B. Neaves, Ph.D. have each been elected as Class II Directors.

	For	Against	Abstentions	Broker Non-votes

Mitchell E. Daniels, Jr.	292,033,935	3,103,919	681,085	26,785,116
Clifford W. Illig	285,661,720	9,639,705	517,514	26,785,116
William B. Neaves, Ph.D.	291,770,014	3,311,250	737,675	26,785,116

Proposal No. 2 - The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Cerner for 2015.
Final Results: The shareholders ratified the appointment of KPMG LLP as Cerner's independent registered public accounting firm for 2015.

	For	Against	Abstentions

KPMG LLP	312,690,272	9,199,128	714,655

There were no broker non-votes with respect to this proposal.

Proposal No. 3 - An advisory vote to approve the compensation of Cerner's Named Executive Officers.
Final Results: The shareholders approved, on an advisory basis, the compensation of Cerner's Named Executive Officers.

	For	Against	Abstentions	Broker Non-votes

Advisory Vote to Approve the Compensation of Cerner's Named Executive Officers	290,483,444	4,092,616	1,242,879	26,785,116

Proposal No. 4 - The approval of the amendment and restatement of the Cerner Corporation Performance-Based Compensation Plan.
Final Results: The shareholders approved the amendment and restatement of the Cerner Corporation Performance-Based Compensation Plan.

	For	Against	Abstentions	Broker Non-votes

Amendment and Restatement of the Cerner Corporation Performance-Based Compensation Plan	290,018,284	4,752,501	1,048,154	26,785,116

Proposal No. 5 - The approval of the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan.
Final Results: The shareholders approved the amendment and restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan.

	For	Against	Abstentions	Broker Non-votes

Amendment and Restatement of the Cerner Corporation 2011 Omnibus Equity Incentive Plan	276,555,798	14,325,689	4,937,452	26,785,116

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	Cerner Corporation Performance-Based Compensation Plan (As Amended and Restated May 22, 2015)

10.2	Cerner Corporation 2011 Omnibus Equity Incentive Plan (As Amended and Restated May 22, 2015)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERNER CORPORATION

Date: May 27, 2015	By:	/s/ Marc G. Naughton
Marc G. Naughton, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Cerner Corporation Performance-Based Compensation Plan (As Amended and Restated May 22, 2015)

10.2	Cerner Corporation 2011 Omnibus Equity Incentive Plan (As Amended and Restated May 22, 2015)